DELAWARE GROUP® INCOME FUNDS

Delaware Extended Duration Bond Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated November 28, 2016

Effective as of the date of this supplement, the following replaces the information in the statutory prospectus section entitled "Fund summaries – Delaware Extended Duration Bond Fund – Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael G. Wildstein, CFA	Senior Vice President, Senior Portfolio Manager	November 2014
Brian C. McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Analyst, Trader	January 2017
Wayne A. Anglace, CFA	Vice President, Senior Portfolio Manager	January 2017
Roger A. Early, CPA, CFA	Executive Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy	May 2007
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research	December 2012
Kashif Ishaq	Senior Vice President, Head of Investment Grade Corporate Bond Trading	November 2013
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	November 2014

Effective as of the date of this supplement, the following replaces the biographical information in the prospectus section entitled "Who manages the Fund – Portfolio managers":
Portfolio managers
Michael G. Wildstein has primary responsibility for making day-to-day investment decisions for Delaware Corporate Bond Fund and Michael G. Wildstein, Brian C. McDonnell and Wayne A. Anglace have primary responsibility for making day-to-day investment decisions for Delaware Extended Duration Bond Fund. When making decisions for Delaware Corporate Bond Fund, Mr. Wildstein regularly consults with Roger A. Early, Paul A. Matlack, Craig C. Dembek, John P. McCarthy, Kashif Ishaq, J. David Hillmeyer, and Wayne A. Anglace. When making decisions for Delaware Extended Duration Bond Fund, Mr. Wildstein, Mr. McDonnell and Mr. Anglace regularly consult with Roger A. Early, Paul A. Matlack, Craig C. Dembek, John P. McCarthy, Kashif Ishaq, and J. David Hillmeyer.
Michael G. Wildstein, CFA Senior Vice President, Senior Portfolio Manager
 Michael G. Wildstein is a member of the firm's fixed income portfolio management team. He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst focused on the telecommunications sector for high grade and high yield portfolios. Prior to joining Delaware Investments in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Before moving into investment management, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned a bachelor's degree from the University of Tampa and an MBA from Drexel University.
Brian C. McDonnell, CFA Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader
Brian C. McDonnell is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He also serves as lead analyst for residential mortgage-backed securities. He joined Delaware Investments in March 2007 as a vice president and senior structured products analyst/trader, assuming portfolio management responsibilities in 2009. Prior to joining Delaware Investments, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm's holdings. Earlier in his career, he spent more than 10 years in various fixed income capacities with Prudential Securities in New York. McDonnell has a bachelor's degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.
Wayne A. Anglace, CFA Vice President, Senior Portfolio Manager
 Wayne A. Anglace currently serves as a senior portfolio manager for the firm's corporate and convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst for the firm's high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor's degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph's University, and he is a member of the CFA Society of Philadelphia.
Roger A. Early, CPA, CFA Executive Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
 Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.
Paul A. Matlack, CFA Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist
 Paul A. Matlack is a strategist and senior portfolio manager for the firm's fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor's degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.
Craig C. Dembek, CFA Senior Vice President, Co-Head of Credit Research, Senior Research Analyst
 Craig C. Dembek is co-head of credit research and senior research analyst on the firm's taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor's degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.
John P. McCarthy, CFA Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research
 John P. McCarthy is a senior portfolio manager for the firm's high yield strategies, a role he assumed in July 2016. He is also co-head of credit research on the firm's taxable fixed income team. McCarthy rejoined Delaware Investments in March 2007 as a senior research analyst after he worked in the firm's fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining Delaware Investments, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor's degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.
Kashif Ishaq, Senior Vice President, Head of Investment Grade Corporate Bond Trading
 Kashif Ishaq is head of investment grade corporate bond trading. He also assists in managing investment grade corporate bond exposure within all the portfolios. For the three years prior to joining Delaware Investments in August 2005, he participated in Lincoln Financial Group's rotational Professional Development Program. He started the program as a financial analyst in the Hartford office, followed by a position in information technology, and lastly he spent a year in the client services department of Delaware Investments. Ishaq received his bachelor's degree in corporate finance and accounting from Bentley College, with a minor in mathematics.
J. David Hillmeyer, CFA Senior Vice President, Senior Portfolio Manager
 J. David Hillmeyer is a member of the firm's taxable fixed income portfolio management team. He is responsible for portfolio construction and asset allocation of the diversified floating rate strategy and serves as co-portfolio manager for the fixed rate multisector, core plus, and investment grade corporate bond strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated January 19, 2017.